UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2010
Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 362-5800
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 28, 2010, Gregory Szabo resigned from the Board of Directors of Smith Micro Software, Inc. for personal reasons. In connection with his resignation, the Board accelerated the vesting of the unvested portion of a restricted stock award held by Mr. Szabo, which unvested portion totaled 8,334 shares.
In connection with his resignation, the Board passed a resolution thanking and expressing its appreciation to Gregory Szabo for his nine years of dedicated service and guidance to the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

May 3, 2010	By:	/s/ Andrew C. Schmidt
Date	Name:	Andrew C. Schmidt
	Title:	Chief Financial Officer